PAINEWEBBER EMERGING MARKETS EQUITY FUND

                     SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2000

                                                                January 11, 2001

Dear Investor,

      This is a supplement to the Prospectus dated March 1, 2000, for PaineWebber Emerging Markets Equity Fund (the "Fund").

      The fund's sub-adviser, Schroder Investment Management North America Inc. ("SIMNA"), has moved to a team approach in managing the fund. As a result, the first paragraph on page 23 of the prospectus is replaced by the following:

      EMERGING MARKETS EQUITY FUND. All investment decisions for the fund are made by SIMNA's emerging markets investment committee. The investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection.

                                                                    Item # ZS-83